UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010 (October 29, 2010)
______________

LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Powell Court, Suite 200 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 372-8500
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 4 pages

Exhibit Index located on Page 4

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2010, LifePoint Hospitals, Inc. (the "Company") issued a press release announcing results for the third quarter and nine months ended September 30, 2010.  See the press release attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

None required

(b)	Pro forma financial information.

None required

(c)	Shell company transactions.

None required

(d)	Exhibits.

	99.1	Copy of press release issued by the Company on October 29, 2010.

Page 2 of 4 pages

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2010	LIFEPOINT HOSPITALS, INC.

	By:	/s/ Jeffrey S. Sherman

Jeffrey S. Sherman
Executive Vice President
and Chief Financial Officer

Page 3 of 4 pages

EXHIBIT INDEX

Exhibit Number	Description

99.1	Copy of press release issued by the Company on October 29, 2010.

Page 4 of 4 pages